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DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
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INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                          ASIAN REAL ESTATE PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1998

LETTER TO SHAREHOLDERS
-------

The investment objective of the Asian Real Estate Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry whose shares trade on a recognized stock exchange in Asia and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia.

For the three months ended March 31, 1998, the Portfolio had a total return of 1.39% for Class A shares and 0.13% for Class B shares compared to 0.35% for the GPR Life Far East Asia Real Estate T.R. Index (the "Index"). For the period from October 1, 1997 (commencement of operations) through March 31, 1998, the Portfolio had a total return of -18.81% for Class A shares and -19.60% for Class B shares compared to -33.68% for the Index.

The Portfolio's outperformance for the first quarter of 1998 reflects our underweight position in Japan and strong Hong Kong stock selection.

Asian equity markets continued to experience extreme volatility during the past quarter. Despite relative calm
PERFORMANCE COMPARED TO THE GPR LIFE
FAR EAST ASIA REAL ESTATE T.R. INDEX(1)
-----------------------------------

                                         TOTAL RETURNS(2)
                                    ---------------------------
                                       YTD      SINCE INCEPTION
                                    ----------  ---------------
PORTFOLIO -- CLASS A(3)...........       1.39%      - 18.81%
PORTFOLIO -- CLASS B(3)...........       0.13       - 19.60
INDEX.............................       0.35       - 33.68

1. The GPR Life Far East Asia Real Estate T.R. Index is a Far East market capitalization weighted index of listed property/real estate securities measuring total return.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. The Portfolio commenced operations on October 1, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

in Thailand and Korea, rapidly deteriorating economic conditions and political uncertainties in Indonesia caused a panic sell off across Asia in January. Bargain hunting emerged by early February on the first signs of stabilization, and the powerful rally that ensued more than erased the January declines. The deep-rooted problems in Japan became the focus of global investors in March and this quickly became another destabilization factor affecting Asia and the world at large.

The effects of the financial crisis have begun to spread to the real economy and the property markets. Higher interest costs and tight bank credit have negatively affected property demand and developers' cash flow, although in certain markets such as Hong Kong and Singapore rates have come back to close to the pre-crisis level. The office market in Japan remains stable with a modest rise in rents as a result of tight supply. The residential market, however, remains weak and further deterioration seems likely. Severe economic downturn will further aggravate the existing over-supply situation in Malaysia, Indonesia and Thailand.

We remain overweight in the Hong Kong residential sector and significantly underweight the office sector. We are stepping up our overweight position in the mass residential market in China where secular growth potential is enormous and where the Government's recent focus on reforming the housing sector has enhanced the sector's attraction. Despite current cyclical weakness in the physical market, we continue to believe real estate stocks in Singapore represent good values. We expect to remain underweight in Japan until signs of a sustained recovery in rental and capital values emerge. Australian property trusts remain defensive and provide yield enhancement to the overall portfolio. We remain cautious toward property companies in Malaysia and Indonesia despite the sharp fall in equity values. The threat of insolvency and potential hidden liabilities continues to be a major concern. Finally, we like the office sector in Taipei where recovery in occupancy and capital values is gaining momentum.

Kiat Seng Seah
PORTFOLIO MANAGER

April 1998

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1998

                                                        VALUE
         SHARES                                         (000)
---------------                                         ------
COMMON STOCKS (85.6%)
  AUSTRALIA (11.9%)
         39,000    Austrailian Growth Properties Ltd.   $  23
         23,000    Australand Holdings Ltd.                23
         79,000    BT Office Trust                         81
         28,000    BT Sydney Development Trust             42
         91,000    Capital Property Trust                 136
         34,000    Centro Properties Group                 59
        100,000    IPOH Ltd.                              133
        137,000    Mirvac Property Trust                  136
         61,000    Westfield Trust                        128
        171,000    Westpac Property Trust                 200
                                                        ------
                                                          961
                                                        ------
  HONG KONG (37.0%)
        300,000    Asia Securities International           40
         77,000    Cheung Kong Holdings Ltd.              547
        699,000    China Overseas Land & Investment       187
        548,000    China Resources Beijing Land           293
        329,000    HKR International Ltd.                 227
         52,000    Henderson Land Development Co.,
                    Ltd.                                  264
         37,000    Hongkong Land Holdings, Ltd.            64
        170,000    Lai Sun Development Co., Ltd.           72
        118,000    New World Development Co., Ltd.        416
         87,000    Sun Hung Kai Properties Ltd.           592
        117,000    Wheelock & Co., Ltd.                   121
      1,470,000    Winsan (China) Investment Group
                    Co., Ltd.                             152
                                                        ------
                                                        2,975
                                                        ------
  JAPAN (9.8%)
         19,000    Daibiru Corp.                          139
         33,000    Mitsubishi Estate Co., Ltd.            322
         23,000    Mitsui Fudosan Co., Ltd.               219
         18,000    Sumitomo Realty & Development Co.,
                    Ltd.                                  106
                                                        ------
                                                          786
                                                        ------
  PHILIPPINES (2.1%)
        357,000    Ayala Land, Inc., Class B              171
                                                        ------

                                                        VALUE
         SHARES                                         (000)
---------------                                         ------

  SINGAPORE (24.8%)
         69,000    City Developments Ltd.               $ 340
        218,000    DBS Land Ltd.                          369
        278,000    Keppel Land Ltd.                       384
         50,000    Singapore Land Ltd.                    161
        758,000    Wing Tai Holdings Ltd.                 742
                                                        ------
                                                        1,996
                                                        ------
TOTAL COMMON STOCKS (Cost $6,372)                       6,889
                                                        ------
     FACE
    AMOUNT
     (000)
---------------
CONVERTIBLE DEBENTURE (0.1%)
  NEW ZEALAND (0.1%)
  NZD        18    AMP NZ Office Trust 7.50%,
                    6/30/03 (Cost $11)                     11
                                                        ------
TOTAL FOREIGN SECURITIES (85.7%) (Cost $6,383)          6,900
                                                        ------
SHORT-TERM INVESTMENT (12.1%)
  REPURCHASE AGREEMENT (12.1%)
$           976    Chase Securities, Inc. 5.60%,
                    dated 3/31/98, due 4/01/98, to be
                    repurchased at $976,
                    collateralized by U.S. Treasury
                    Bills, due 6/11/98, valued at
                    $1,010 (Cost $976)                    976
                                                        ------
FOREIGN CURRENCY (0.5%)
AUD        12      Australian Dollar                        8
HKD       113      Hong Kong Dollar                        15
PHP         3      Philippine Peso                         --
TWD       516      Taiwan Dollar                           16
                                                        ------
TOTAL FOREIGN CURRENCY (Cost $39)                          39
                                                        ------
TOTAL INVESTMENTS (98.3%) (Cost $7,398)                 7,915
                                                        ------

                                                        AMOUNT
                                                        (000)
                                                        ------
OTHER ASSETS AND LIABILITIES (1.7%)
 Other Assets                                           $5,308
 Liabilities                                            (5,175)
                                                        ------
                                                          133
                                                        ------
NET ASSETS (100%)                                       $8,048
                                                        ------
                                                        ------
CLASS A:
NET ASSETS                                              $7,512
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 932,839 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)
                                                         $8.05
                                                        ------
                                                        ------
CLASS B:
NET ASSETS                                                $536
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 66,610 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)
                                                         $8.04
                                                        ------
                                                        ------